                                                                   Exhibit 10.9

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                            ESCROW SECURITY AGREEMENT

                                     Between

                      U.S. BANK TRUST NATIONAL ASSOCIATION
                              ("Collateral Agent")



                                       and


                               CHILES OFFSHORE LLC


                                       and


                          CHILES OFFSHORE FINANCE CORP.
                                  ("Grantors")



                                 April 29, 1998



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


         This ESCROW SECURITY AGREEMENT ("Agreement"), dated as of April 29, 1998, by and between U.S. BANK TRUST NATIONAL ASSOCIATION, as secured party and as Trustee (as defined below) for the benefit of the holders of the Notes (as defined below) under the Indenture (as defined below) (the "Collateral Agent"), and CHILES OFFSHORE, LLC, a Delaware limited liability company, and CHILES OFFSHORE FINANCE CORP, a Delaware corporation, as grantors (together, "Grantors").

                                    RECITALS

         A. Pursuant to that certain Indenture dated as of April 29, 1998 (the "Indenture"), by and among Grantors, their subsidiaries (the "Subsidiary Guarantors") and U.S. Bank Trust National Association, as trustee (the "Trustee"), Grantors have issued their 10% Senior Notes due 2008 (the "Notes").

         B. As security for their obligations to repay the Notes, Grantors are executing and delivering to the Trustee, in addition to the Indenture, this Agreement, in which Grantors grant to the Trustee a security interest in the Collateral (as defined below).

         C. The Indenture requires that Grantors execute and deliver this Agreement.

                                    AGREEMENT

         In consideration of the premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Grantors hereby agree, jointly and severally, with the Collateral Agent as follows:

         1. Definitions. Unless otherwise defined, all terms used herein shall have the meanings given in the Indenture. The following terms shall have the respective meanings given:

         "Escrow Agreement" means the Escrow Agreement dated as of the date hereof among U.S. Bank Trust National Association, as Escrow Agent, U.S. Bank Trust National Association, as Trustee, and Grantors.

         "Governmental Authorities" means any national, state or local government (whether domestic or foreign), any political subdivision thereof or any other governmental or quasi-governmental, judicial, public or statutory instrumentality, authority, body, agency, bureau or entity, or any arbitrator with authority to bind a party at law.

         "Person" means any natural person, corporation, partnership, firm, association, Governmental Authority, or any other entity whether acting in an individual, fiduciary or other capacity.

         2. Assignment, Pledge and Grant of Security Interest.

               (a) To secure the timely payment and performance of the Obligations (as defined below), each Grantor does hereby assign as collateral, grant a security interest in, and pledge, to the Collateral Agent for the benefit of the holders of the Notes, all the estate, right, title and interest of each such Grantor, whether now owned or hereafter acquired, in, to and under:

                    (i) the Interest Escrow Account (as defined in the Indenture) and all funds and investments held or contained in the Interest Escrow Account, including all investments of such funds.

                    (ii) the Construction Escrow Account (as defined in the Indenture) and all funds and investments held or contained in the Construction Escrow Account, including all investments of such funds.

                    (iii) the Escrow Agreement, as amended or modified from time to time (the "Assigned Agreement").

                    (iv) the proceeds of all of the foregoing (all of the collateral described in clauses (i), (ii) and (iii) and this clause (iv) being herein collectively referred to as the "Collateral"), including
     (A) all rights of Grantors to receive moneys due and to become due under or pursuant to the Collateral, (B) all claims of Grantors for damages arising out of or for breach of or default under the Assigned Agreement or any other Collateral, (C) all rights of Grantors under the Assigned Agreement, including any rights to perform thereunder and to compel performance and otherwise exercise all remedies thereunder and (D) to the extent not included in the foregoing, all proceeds receivable or received when any and all of the foregoing Collateral is sold, collected, exchanged or otherwise disposed of, whether voluntarily or involuntarily.

               (b) Anything herein contained to the contrary notwithstanding, each Grantor shall remain liable under the Assigned Agreement, to perform all of the obligations undertaken by it thereunder, all in accordance with and pursuant to the terms and provisions thereof, and the Collateral Agent shall have no obligation or liability under such Assigned Agreement by reason of or arising out of this Agreement, nor shall the Collateral Agent be required or obligated in any manner to perform or fulfill any obligations of either Grantor thereunder or to make any payment, or to make any inquiry as to the nature or sufficiency of any payment received by it, or present or file any claim, or take any action to collect or enforce the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

               (c) Subject to the terms of the Indenture, upon the occurrence and during the continuance of an Event of Default, each Grantor does hereby constitute the Collateral Agent, acting for and on behalf of the holders of the Notes, the true and lawful attorney of such Grantor, irrevocably, with full power (in the name of such Grantor or otherwise) to ask, require, demand, receive, compound and give acquittance for any and all moneys and claims for moneys due and to become due under or arising out of the Assigned Agreement or any of the other Collateral, to elect

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

remedies thereunder, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings in connection therewith which the Collateral Agent may deem to be necessary or advisable; provided, however, that the Collateral Agent shall give each Grantor notice of any action taken by it as such attorney-in-fact within two (2) Business Days after taking any such action.

               (d) If any default by either Grantor under the Assigned Agreement shall occur, the Collateral Agent shall, at its option, be permitted (but shall not be obligated) to remedy any such default by giving written notice of such intent to such Grantor and to the other parties to the Assigned Agreement. Any curing by the Collateral Agent of such Grantor's default under the Assigned Agreement shall not be construed as an assumption by the Collateral Agent of any obligations, covenants or agreements of such Grantor under such Assigned Agreement, and the Collateral Agent shall not incur any liability to such Grantor or any other Person as a result of any actions undertaken by the Collateral Agent in curing or attempting to cure any such default. This Agreement shall not be deemed to release or to affect in any way the obligations of such Grantor under the Assigned Agreement.

         3. Obligations Secured. This Agreement secures the payment and performance of all obligations (now existing or hereafter arising) of each Grantor owing to the holders of the Notes under the Notes and the Indenture (such obligations being herein called the "Obligations").

         4. Events of Default. The occurrence of an Event of Default under and as defined in the Indenture, whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body, shall constitute an Event of Default hereunder.

         5. Remedies.

               (a) If any Event of Default has occurred and is continuing, the Collateral Agent may, (i) apply the Collateral to any Obligations due and payable, (ii) proceed to protect and enforce the rights vested in it by this Agreement, including the right to cause all revenues hereby pledged as security and all other moneys pledged hereunder to be paid directly to it, and to enforce its rights hereunder to such payments and all other rights hereunder by such appropriate judicial proceedings as it shall deem most effective to protect and enforce any of such rights, either at law or in equity or otherwise, whether for specific enforcement of any covenant or agreement contained in the Assigned Agreement, or in aid of the exercise of any power therein or herein granted, or for any foreclosure hereunder and sale under a judgment or decree in any judicial proceeding, or to enforce any other legal or equitable right vested in it by this Agreement or by law;
(iii) cause any action at law or suit in equity or other proceeding to be instituted and prosecuted to collect or enforce any Obligations or rights included in the Collateral, or to foreclose or enforce any other agreement or other instrument by or under or pursuant to which such Obligations are issued or secured, subject in each case to the provisions and requirements thereof;
(iv) sell or otherwise dispose of any or all

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of the Collateral or cause the Collateral to be sold or otherwise disposed of in one or more sales or transactions, at such prices as the Collateral Agent may deem best, and for cash or on credit or for future delivery, without assumption of any credit risk, at any broker's board or at public or private sale, without demand of performance or notice of intention to sell or of time or place of sale (except such notice as is required by applicable statute, rule or regulation and cannot be waived), it being agreed that the Collateral Agent may be a purchaser on behalf of the holders of Notes at any such sale and that the Collateral Agent or anyone else who may be the purchaser of any or all of the Collateral so sold shall thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any equity of redemption, of either Grantor, any such demand, notice or right and equity being hereby expressly waived and released to the extent permitted by law;
(v) incur expenses, including attorneys' fees, consultants' fees, and other costs appropriate to the exercise of any right or power under this Agreement;
(vi) perform any obligation of either Grantor hereunder, and make payments, purchase, contest or compromise any Lien, and pay taxes and expenses, without, however, any obligation so to do; (vii) take possession of the Collateral, control and manage the Collateral, collect all income from the Collateral and apply the same to reimburse the Trustee, Collateral Agent and the holders of Notes for any cost or expenses incurred hereunder or under the Indenture and to the payment or performance of each Grantor's obligations hereunder or under the Indenture, and apply the balance to the Notes as provided in the Indenture and any remaining excess balance to whomsoever is legally entitled thereto; (viii) secure the appointment of a receiver of the assets of either such Grantor or any part thereof and/or the Collateral or any party thereof; or (ix) exercise any other or additional rights or remedies granted to a secured party under the Uniform Commercial Code. If, pursuant to applicable law, rule or regulation prior notice of any such action is required to be given to either such Grantor, each such Grantor hereby acknowledges that the minimum time required by such applicable law, rule or regulation or if no minimum is specified, ten (10) Business Days, shall be deemed a reasonable notice period.

               (b) All costs and expenses (including reasonable attorneys' fees and expenses) incurred by the Collateral Agent in connection with any such suit or proceeding, or in connection with the performance by the Collateral Agent of any of such Grantor's agreements pursuant to any exercise of its rights or remedies hereunder, including the Assigned Agreement pursuant to the terms of this Agreement, together with interest thereon (to the extent permitted by law) computed at a rate per annum equal to the interest rate on the Notes from the date on which such costs or expenses are incurred to the date of payment thereof, shall constitute additional indebtedness secured by this Agreement and shall be paid by such Grantor to the Collateral Agent on behalf of the holders of Notes on demand.

         6. Remedies Cumulative; Delay Not Waiver.

               (a) No right, power or remedy herein conferred upon or reserved to the Collateral Agent is intended to be exclusive of any other right, power or remedy, and every such right, power and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right, power and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the

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concurrent assertion or employment of any other appropriate right or remedy.
Resort to any or all security now or hereafter held by the Collateral Agent, may be taken concurrently or successively and in one or several consolidated or independent judicial actions or lawfully taken nonjudicial proceedings, or both.

               (b) No delay or omission of the Collateral Agent to exercise any right or power accruing upon the occurrence and during the continuance of any Event of Default as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or an acquiescence therein; and every power and remedy given by this Agreement may be exercised from time to time, and as often as shall be deemed expedient, by the Collateral Agent.

         7. Covenants. Each Grantor, jointly and severally, covenants as follows:

               (a) The Grantors shall not, and shall not permit any Affiliate to, take or knowingly omit to take, any action which action or omission might or would have the result of materially impairing the security interest with respect to the Collateral for the benefit of the Collateral Agent, the Trustee and the holders of the Notes, and the Grantors shall not, and shall not permit any Affiliate to, grant to any Person other than the Collateral Agent, for the benefit of the Collateral Agent, the Trustee and the holders of the Notes, any interest whatsoever in any of the Collateral. Grantors shall not, and shall not permit any Affiliate to, directly or indirectly, sell, lease, transfer or otherwise dispose of the Collateral other than in accordance with this Agreement.

               (b) Any action or proceeding to enforce this Agreement or the Assigned Agreement may be taken by the Collateral Agent either in such Grantors' names or in the Collateral Agent's name, as the Collateral Agent may deem necessary.

               (c) Grantors shall not modify, amend, terminate, waive or supplement any provision of the Assigned Agreement if any such modification, amendment, termination, waiver or supplement would adversely affect the interest of the Collateral Agent on behalf of the holders of the Notes in a degree greater than the manner in which it adversely affects Grantor.

               (d) Grantors shall pay, before the imposition of any fine, penalty, interest or cost attached thereto, all taxes, assessments and other governmental or non-governmental charges or levies now or hereafter assessed or levied against the Collateral or upon the security interest provided for herein (except for Liens for taxes and assessments not then delinquent or which Grantors may, pursuant to the definition of "Permitted Liens" in the Indenture, permit to remain unpaid or any charge being contested in good faith for which an adequate reserve has been established), as well as pay, or cause to be paid, all claims for labor, materials or supplies which, if unpaid, might become a prior Lien (other than a Permitted Lien) thereon.

         8. Representations and Warranties. Grantors represent and warrant, jointly and severally, as follows:

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               (a) The Assigned Agreement in effect on the date hereof has been duly authorized, executed and delivered by Grantors and is in full force and effect and is binding upon and enforceable against Grantors in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the general principles of equity. There exists no default under the Assigned Agreement by Grantors, or to the best of Grantors' knowledge, by the other parties thereto.

               (b) No effective financing statement or other instrument similar in effect covering all or any part of Grantors' interest in the Collateral is on file in any recording office, except such as may have been filed pursuant to this Agreement or pursuant to the documents evidencing Permitted Liens. The provisions of this Agreement are effective to create in favor of the Collateral Agent a valid security interest in the Collateral (to the extent that the Grantors have rights therein) and, upon the filing of UCC-1 Financing Statements in the filing offices identified on Schedule I in respect of such portions of the Collateral in which a security interest may be perfected as a result of such filing, the Collateral Agent will have a valid and perfected security interest in the Collateral, to the extent that the Grantor has rights therein (other than proceeds, to the extent Section 9-306 of the Uniform Commercial Code as in effect in the relevant jurisdiction(s) is not complied with respect to such proceeds), subject to no other Liens except Permitted Liens, and first priority except to the extent of Permitted Liens described in the Indenture.

               (c) Grantors is lawfully possessed of ownership of the Collateral. Grantors have full power and lawful authority to grant and assign the Collateral hereunder. Grantor will, so long as any Obligations shall be outstanding, warrant and defend their title to the Collateral against the claims and demands of all Persons whomsoever.

               (d) Grantors have not assigned any of its rights under the Assigned Agreement except as provided in this Agreement. Grantor will not make any other assignment of their rights under the Assigned Agreement.

               (e) All subsidiaries of Grantors are listed in Paragraph 1 of
Schedule II; all names of Grantors' predecessors-in-interest are listed in Paragraph 2 of Schedule II; and all names under which Grantors do business are listed in Paragraph 3 of Schedule II.

               (f) Grantors' place of business, or if Grantors have more than one place of business, Grantors' chief executive office, is set forth in Paragraph 4 of Schedule II.

               (g) Except for the filing or recording of the UCC Financing Statements described in Section 8(b) and except as otherwise described in
Section 11, no authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either (i) for the grant by Grantors of the security interest in the Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by Grantors, or (ii) for the perfection of such security interest or the exercise by the Collateral Agent of the rights and remedies provided for in this Agreement.

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               (h) The execution, delivery and performance by Grantors of this Agreement and the consummation of the transactions contemplated hereby (including the creation of the Liens granted hereunder) will not (i) violate Grantors' constituent organizational documents, (ii) violate any order, judgment or decree of any Governmental Authorities binding on Grantors or any property or assets of Grantors, (iii) violate or conflict with any law, rule, regulation, or permit applicable to Grantors or any of its properties, (iv) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any agreement, indenture, mortgage, deed of trust, equipment lease, instrument or other document to which Grantors are a party or pursuant to which any of its properties or assets are bound, (v) result in or require the creation or imposition of any Lien upon any material properties or assets of Grantors (other than the creation of the Liens granted hereunder, including Permitted Liens described in the Indenture), or
(vi) require any approval or consent of Grantors' owners.

         9. Further Assurances.

               (a) Each Grantor agrees that from time to time, at the expense of such Grantor, such Grantor will promptly execute and file such financing or continuation statements, or amendments thereto, and such other instruments, endorsements or notices, and take such other actions, as may be reasonably necessary or as the Collateral Agent may reasonably request, in order to perfect and preserve the assignments and security interests granted or purported to be granted hereby.

               (b) Each Grantor hereby authorizes the Collateral Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of such Grantor where permitted by law. Copies of any such statement or amendment thereto shall promptly be delivered to such Grantor.

               (c) Each Grantor shall pay all filing, registration and recording fees or refiling, re-registration and re-recording fees, and all expenses incident to the execution and acknowledgment of this Agreement, any assurance, and all federal, state, county and municipal stamp taxes and other taxes, duties, imports, assessments and charges arising out of or in connection with the execution and delivery of this Agreement, any agreement supplemental hereto and any instruments of further assurance.

         10. Place of Perfection. Each Grantor shall give the Collateral Agent at least thirty (30) business days' notice before it changes the location of its chief executive office, or its name, identity or organizational form, and shall at the expense of such Grantor execute and deliver such instruments and documents as are required to maintain the priority and perfection of the security interest granted hereby. Each Grantor shall not change the location of its principal place of business or chief executive office to any location outside of the United States unless the Collateral Agent is reasonably satisfied (based upon advice of legal counsel) that the security interest created under this Agreement will not be adversely affected or impaired.

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         11. Miscellaneous.

               (a) Notices. All notices and other communications required or permitted to be given or made under this Agreement shall be in writing and shall be deemed to have been duly given and received, regardless of when and whether received: (i) on the day of hand delivery; (ii) upon confirmation when sent by facsimile transmission; (iii) on the next business day after the day sent, when sent by overnight mail; or (iv) on the third business day after the day sent, when sent by United States certified mail, postage and certification fee prepaid, return receipt requested, addressed as follows:

         To the Collateral Agent:

                             U.S. Bank Trust National Association
                             180 East Fifth Street
                             St. Paul, Minnesota 55101
                             Attn: Corporate Trust Administration

         To Grantors:

                             Chiles Offshore LLC
                             11200 Westheimer, Suite 410
                             Houston, Texas 30076
                             Attn: Chief Financial Officer

                             Chiles Offshore Finance Corp.
                             11200 Westheimer, Suite 410
                             Houston, Texas 30076
                             Attn: Chief Financial Officer

or at such other address as the specified entity most recently may have designated in writing in accordance with this section to the others.

               (b) Headings. The headings in this Agreement are for purposes of reference only and shall not affect the meaning or construction of any provision of this Agreement.

               (c) Severability. The provisions of this Agreement are severable, and if any clause or provision shall be held invalid, illegal or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect in that jurisdiction only such clause or provision, or part thereof, and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision of this Agreement in any jurisdiction.

               (d) Amendments, Waivers and Consents. Any amendment or waiver of any provision of this Agreement and any consent to any departure by either Grantor from any provision

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of this Agreement shall be effective only if made or given in compliance with all of the terms and provisions of the Indenture. The Grantors shall not amend, modify or supplement, or permit or consent to any amendment, modification or supplement of, this Agreement in any way that would be adverse to the holders of the Notes.

               (e) Interpretation of Agreement. Time is of the essence in each provision of this Agreement of which time is an element.

               (f) Continuing Security Interest. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the first to occur of (x) the payment and performance in full of the Obligations and (y) the termination of the Escrow Agreement,
(ii) be binding upon each Grantor, its successors and assigns, and (iii) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent and its successors, transferees and assigns.

               (g) Reinstatement. To the extent permitted by law, this Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any amount received out of the proceeds of the Collateral or otherwise prior to the termination of the Escrow Agreement by the holders of the Notes, the Collateral Agent or the Trustee in respect of the Obligations is rescinded or must otherwise be restored or returned by the Collateral Agent, upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of either Grantor or upon the appointment of any receiver, intervenor, conservator, trustee or similar official for either Grantor or any substantial part of such Grantor's assets, or otherwise, all as though such payments had not been made.

               (h) Survival of Provisions. All representations, warranties and covenants of each Grantor contained herein shall survive the execution and delivery of this Agreement, and shall terminate only upon the full and final payment and performance by Grantors of the Obligations secured hereby.

               (i) Authority of the Collateral Agent. The Collateral Agent shall have and be entitled to exercise all powers hereunder which are specifically granted to the Collateral Agent by the terms hereof, together with such powers as are reasonably incident thereto. The Collateral Agent may perform any of its duties hereunder or in connection with the Collateral by or through agents or employees and shall be entitled to retain counsel and to act in reliance upon the advice of counsel concerning all such matters. Neither the Collateral Agent nor any director, officer, employee, attorney or agent of the Collateral Agent shall be liable to either Grantor for any action taken or omitted to be taken by it or them hereunder, except for its or their own gross negligence or willful misconduct, nor shall the Collateral Agent be responsible for the validity, effectiveness or sufficiency of this Agreement or of any document or security furnished pursuant hereto. The Collateral Agent and its directors, officers, employees, attorneys and agents shall be entitled to rely on any communication, certificate, instrument or document reasonably believed by it or them to be genuine and correct and to have been signed or sent by the proper person or persons. Each Grantor agrees jointly and severally to indemnify and hold harmless the Collateral Agent from and against

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

any and all costs, expenses (including reasonable fees, expenses and disbursements of attorneys and paralegals (including, without duplication, reasonable charges of inside counsel)), claims and liabilities incurred by the Collateral Agent hereunder, unless such claim or liability shall be due to willful misconduct or gross negligence on the part of the Collateral Agent.

               (j) Release; Termination of Agreement. Subject to the provisions of Section 11(g), this Agreement shall terminate upon the first to occur of (x) the occurrence of both (i) the payment in full of the first two scheduled interest payments on the Notes and (ii) the first to occur of the following (A) the date the Construction Escrow Account has been reduced to zero in accordance with the Escrow Agreement and (B) the Second Delivery Date (as defined in the Escrow Agreement) and (y) the termination of the Escrow Agreement. At such time, the Collateral Agent shall, at the request and expense of Grantors, promptly reassign and redeliver to Grantors all of the Collateral hereunder which has not been sold, disposed of, retained or applied by the Collateral Agent in accordance with the terms hereof and of the Escrow Agreement. Such reassignment and redelivery shall be without warranty by or recourse to the Collateral Agent, except as to the absence of any prior assignments by the Collateral Agent of its interest in the Collateral, and shall be at the expense of Grantors.

               (k) Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which, when so executed and delivered, shall be deemed an original but all of which shall together constitute one and the same agreement.

               (l) Waivers. Each Grantor hereby irrevocably and unconditionally:

                    (i) except as expressly provided in Section 5(a), waives all rights of notice and hearing of any kind prior to the exercise by the Collateral Agent of its rights from and after an Event of Default to repossess the Collateral with judicial process or to replevy, attach or levy upon the Collateral. Each Grantor waives the posting of any bond otherwise required of the Collateral Agent in connection with any judicial process or proceeding to obtain possession of, replevy, attach or levy upon collateral, to enforce any judgment or other security for the Obligations, to enforce any judgment or other court order entered in favor of such party or to enforce by specific performance, temporary restraining order, preliminary or permanent injunction, this Agreement;

                    (ii) waives the right to assert any setoff, counterclaim or cross-claim in respect of, and all statutes of limitations which may be relevant to, such action or proceeding;

                    (iii) waives diligence, demand, presentment and protest and any notices thereof as well as notice of nonpayment; and

                    (iv) waives presentment and demand for payment of any of the Obligations, protest and notice of dishonor or default with respect to any of the Obligations.

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

               (m) Governing Law. The validity, interpretation and enforcement of this Agreement shall be governed by the laws of the State of New York without giving effect to the conflict of law principles thereof.















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


     IN WITNESS WHEREOF, Grantors and the Collateral Agent have caused this Escrow Security Agreement to be duly executed as of the day and year first above written.

                                    Chiles Offshore LLC, a Delaware limited
                                       liability company


                                    By:  /s/ Dick H. Fagerstal
                                        -------------------------------------
                                        Name:   Dick H. Fagerstal
                                        Title:  Senior Vice President, Chief
                                                Financial Officer and Secretary

                                    Chiles Offshore Finance Corp., a Delaware
                                       corporation

                                    By:  /s/ Dick H. Fagerstal
                                        --------------------------------------
                                        Name: Dick H. Fagerstal
                                        Title: Senior Vice President, Chief
                                               Financial Officer and Secretary

                                    U.S. Bank Trust National Association, as
                                       Collateral Agent

                                    By:  /s/ Richard H Prokosel
                                        --------------------------------------
                                        Name:   Richard H Prokosel
                                        Title:  Assistant Vice President




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                                   SCHEDULE I

Office of the Secretary of State of Texas

Office of the Secretary of State of New York





















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


                                   SCHEDULE II

1.   Subsidiaries of the Grantors:

     Chiles Columbus LLC
     Chiles Magellan LLC

2.   Predecessors-in-interest of the Grantors:

     Chiles Offshore Inc.

3.   Names under which Grantors do business:

     Chiles Offshore LLC
     Chiles Offshore Finance Corp.

4.   Grantors' place of business and chief executive office:

     Chiles Offshore LLC
     11200 Westheimer, Suite 410
     Houston, Texas 77042

     Chiles Offshore Finance Corp.
     11200 Westheimer, Suite 410
     Houston, Texas 77042


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